                                                                    EXHIBIT 10.9

                            REVOLVING PROMISSORY NOTE

$30,000,000.00                   Houston, Texas                     May 12, 2000

         1. FOR VALUE RECEIVED, the undersigned, RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC, a Delaware corporation (the "Borrower"), whose address is 1111 Louisiana Street, Houston, Texas 77002, hereby promises to pay to the order of RELIANT ENERGY NORTHEAST HOLDINGS, INC., a Delaware corporation (the "Lender"), whose address is 200 West Ninth Street Plaza, Suite 411, Wilmington, DE 19801, Thirty Million and No/100's Dollars ($30,000,000.00), or, if less, the aggregate principal amount of Loans (as defined below) outstanding hereunder on May 12, 2002 (the "Maturity Date"), together with accrued and unpaid interest thereon from the date hereof until such maturity, at the rates per annum and on the dates and in the manner specified in this Note.

         2. The obligation of Lender to make any advance hereunder is subject to the condition precedent that, as of the date of such advance and after giving effect thereto, no Event of Default (as hereinafter defined) shall have occurred and be continuing. Subject to the previous sentence, on any day on which Lender and banks are open for business in Houston, Texas (a "Business Day"), Lender shall make loans (the "Loans") to Borrower and Borrower shall borrow from Lender in the amounts and on the terms hereinafter set forth. All Loans made by Lender to Borrower pursuant hereto and all repayments of the principal thereof and interest thereon shall be recorded by Lender on the schedule attached hereto, or on a continuation of such schedule to be attached to and made a part hereof, and any such recordation shall constitute prima facie evidence of the accuracy of such information so recorded; provided, however, that the failure of Lender to record any such Loans and repayments on the schedule attached hereto shall not diminish Borrower's obligation to repay all principal outstanding under any Loan and to pay all interest accrued and unpaid in respect of any Loan under this
Note in accordance with its terms. Within the limits of the foregoing, Borrower may borrow, repay and reborrow under this Note.

         3. Each Loan will be made on notice by Borrower to Lender given not later than 9:00 a.m. Houston time on the Business Day on which Borrower requests that the Loan be made. Each such notice may be by telephone, confirmed promptly thereafter in writing by Borrower, specifying the amount of funds to be borrowed, the date such Loan is requested to be made, and the period of time for which such Loan is requested to be made, which period shall commence and end on a day which is a Business Day, and the bank account of Borrower which is to be credited with such Loan funds. All such notices shall be deemed effective for purposes of this Note on the day when given by Borrower by telephone.

         Lender shall, on the Business Day on which the Loan is requested, credit Borrower's bank account specified in such notice with the amount of the Loan, in immediately available funds.

         4. Each Loan shall bear interest at a varying rate per annum equal to the lesser of (a) the Base Rate (as hereinafter defined) plus .15% per annum, such varying rate to change automatically every calendar month, effective as of the first day of each calendar month, to reflect the Base Rate in effect on such day commencing May 12, 2000 and on the first day of each calendar month thereafter, without notice to Borrower or any other person or (b) the highest rate permitted under applicable law (the "Maximum Lawful Rate"). For purposes of this Agreement, the "Base Rate" means a fluctuating per annum rate of interest which is the weighted average interest rate for commercial paper issued by Houston Industries Finance Co LP for the preceding calendar month. All calculations of interest hereunder shall be made on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days (including the first day but excluding the last day) occurring in the period for which interest is payable.

         5. The President of Borrower or any person from time to time designated to Lender in writing by the President of Borrower, shall have authority to borrow funds from Lender hereunder, to make interest payments hereunder, to give notices of and to make repayments of Loans outstanding hereunder.

              All written notices to Borrower from Lender and from Lender to Borrower shall be sent to the respective parties at the addresses set forth above, Attention: President. All telephone borrowing notices to Lender shall be made to James E. Hammelman, (713)207-3351.

         6. Subject to the right of the holder of this Note to accelerate the maturity hereof as hereinafter described, the principal of this Note shall be due and payable on the Maturity Date and accrued and unpaid interest on the principal amount outstanding on this Note shall be due and payable to Lender at its address set forth above as it accrues quarterly on each January 1, April 1, July 1 and October 1 throughout the term of this Note, beginning on July 1, 2000, until all unpaid principal and accrued and unpaid interest on this Note shall be paid in full.

         7. At any time, Borrower may prepay any amounts owing hereunder in whole or in part, without penalty. If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or public holiday on which Lender is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment. All payments made in accordance with this Note are to be made in lawful money of the United States of America in same day funds at the locations specified herein, or such other place as Lender shall designate in writing to Borrower.

         8. If any of the following events (each, an "Event of Default") shall occur and be continuing, the obligation of Lender to make any further advance hereunder shall terminate and, with respect to any Event of Default described in section 7(b) or (c), the outstanding principal balance of this Note, together with accrued and unpaid interest and any other sums that Borrower may owe to Lender under or in connection with this Note or otherwise (collectively, the "Indebtedness") shall automatically become immediately due and payable, and, with respect to any other Event of Default hereunder, the holder of this Note may, at its option, by notice in writing to Borrower (given by

United States mail, postage prepaid, at the address for Borrower shown above) declare the Indebtedness to be, and thereupon the Indebtedness shall forthwith become, due and payable, without any further notice of any kind to Borrower, all of which notices are expressly waived below:

         a. Borrower does not pay or prepay any principal or interest on or with respect to the Indebtedness evidenced by this Note when due and such failure continues for five days after Borrower's receipt of written notice from Lender of such default;

         b. the Borrower (i) admits in writing its inability to pay its debts generally as they become due; (ii) generally fails to pay its debts as they become due; (iii) files a petition or answer seeking for itself, or consenting to or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under, any bankruptcy law or any insolvency law or other law for the relief or aid of debtors (including, without limitation, the United States Bankruptcy Code or any amendment thereto); or
                  (iv) makes an assignment for the benefit of its creditors; or

         c. there is appointed a receiver, custodian, liquidator, fiscal agent or trustee of Borrower or of the whole or any substantial part of its properties or assets, or any court enters an order, judgment or decree approving a petition filed against Borrower seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law referred to in paragraph (b) above and either such order, judgment or decree so filed against it is not dismissed or stayed (unless and until such stay is no longer in effect) within 30 days of entry thereof or an order for relief is entered pursuant to any such law; or

         9. Nothing contained in this Note or any other document executed in connection herewith is intended to require Borrower to pay interest (including fees, charges or expenses or any other amounts which, under applicable law, are deemed interest) for the account of Lender at a rate exceeding the Maximum Lawful Rate.

              All agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Note, prepayment or otherwise, shall the amount paid, or agreed to be paid, to the Lender for the use, forbearance, or detention of the money to be loaned under this Note or otherwise or for the payment or performance of any covenant or obligation contained herein or in any other document executed in connection herewith exceed the Maximum Lawful Rate. If the amount of any interest (including fees, charges or expenses or any other amounts which, under applicable law, are deemed interest) contracted for, taken, reserved, charged or received by or for the account of Lender, would exceed the Maximum Lawful Rate, then, ipso facto, the amount of such interest payable for the account of Lender shall be automatically reduced to such Maximum Lawful Rate, and if, from any such circumstance, Lender shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Maximum Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Note held by Lender and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of such Note, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness of Borrower to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full of the principal (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Maximum Lawful Rate.

              Borrower and Lender further agree that, insofar as the provisions of Chapter 303 of the Texas Finance Code, as amended, are relevant to the determination of the maximum rate of interest permitted by applicable law in respect of this Note, such maximum rate of interest is the weekly rate ceiling as defined in Chapter 303. Chapter 346 (which regulates certain revolving credit loan accounts and revolving tri-party accounts) shall not apply to this Note.

         10. In addition to all principal and accrued interest on this Note, Borrower agrees to pay (i) all reasonable costs and expenses incurred by owners and holders of this Note in collecting this Note through any probate, reorganization, bankruptcy or any other proceeding; (ii) reasonable attorneys' fees when and if this Note is placed in the hands of an attorney for collection after default; and (iii) all attorneys' fees related to the preparation and execution of this Note and any document, agreement or instrument executed in connection with or given as security for this Note.

         11. Borrower and any and all endorsers, guarantors and sureties severally waive grace, presentment for payment, notice of dishonor, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto. Borrower and any and all endorsers, guarantors and sureties further agree: (i) to all renewals, extensions, amendments and modifications hereof without limit, or partial payments hereon; (ii) to any release or substitution of security herefor, in whole or in part, or any release or discharge of any guarantor, surety, or co-maker, with or without notice, before or after maturity; (iii) that waiver of any default shall not constitute waiver of any prior or subsequent default; and (iv) that no remedy, right or power conferred upon Lender or the holder of this Note is intended to be exclusive of any other remedy, right or power given hereunder or now or hereafter available at law, in equity or otherwise. This Note may be transferred by Lender, and the rights and privileges of Lender under this Note shall inure to the benefit of Lender's representatives, successors and assigns.

         12. The proceeds of the loans evidenced by this Note shall be used exclusively for the purpose of financing the working capital needs of Borrower. The loans evidenced by this Note are for business, commercial, or investment purposes and none of such proceeds shall be used for personal, consumer, family household or agricultural purposes or for purchasing or carrying margin stock.

         13. This Note shall be deemed to be a contract under the laws of the State of Texas and for all purposes shall be construed and enforced in accordance with the laws of said State and, when applicable, the United States of America.

         14. THIS NOTE AND THE OTHER DOCUMENTS, AGREEMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                 REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

                                 RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC



                                 By:    /s/ JAMES E. HAMMELMAN
                                        ----------------------------------------
                                 Name:  James E. Hammelman
                                 Title: Treasurer

                                 LOAN SCHEDULE


                  Principal                                                              Unpaid
                  Amount of    Original Interest    Amount Paid or     Date Paid or     Principal    Notation Made
Date of Loan        Loan              Rate              Prepaid          Prepaid         Amount            By
------------      ---------    -----------------    --------------     ------------     ---------    -------------
------------      ---------    -----------------    --------------     ------------     ---------    -------------

------------      ---------    -----------------    --------------     ------------     ---------    -------------

------------      ---------    -----------------    --------------     ------------     ---------    -------------

------------      ---------    -----------------    --------------     ------------     ---------    -------------

------------      ---------    -----------------    --------------     ------------     ---------    -------------

------------      ---------    -----------------    --------------     ------------     ---------    -------------

------------      ---------    -----------------    --------------     ------------     ---------    -------------

------------      ---------    -----------------    --------------     ------------     ---------    -------------

------------      ---------    -----------------    --------------     ------------     ---------    -------------

------------      ---------    -----------------    --------------     ------------     ---------    -------------

------------      ---------    -----------------    --------------     ------------     ---------    -------------

------------      ---------    -----------------    --------------     ------------     ---------    -------------

------------      ---------    -----------------    --------------     ------------     ---------    -------------

------------      ---------    -----------------    --------------     ------------     ---------    -------------